================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             OHIO STATE BANCSHARES
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                           OHIO STATE BANCSHARES, INC.
                               111 S. Main Street
                                Marion, OH 43302

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                  April 9, 1998

TO THE SHAREHOLDERS OF OHIO STATE BANCSHARES, INC.:

     You are hereby notified that an Annual Meeting of the shareholders of Ohio State Bancshares, Inc. (the "Company") will be held on April 9, 1998 at 5:00 p.m. (local time), at the main office of Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302, for the purpose of considering and acting upon the following:

1. To elect four members of Class I (term to expire in 2001) to the Board of Directors.

2.   To ratify the appointment of the Company's independent auditors.

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     The Board of Directors has fixed February 16, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                           By order of the Board of Directors

                                           /s/ Gary E. Pendleton

                                           Gary E. Pendleton, President

     YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR EXECUTED PROXY AT ANY TIME BEFORE IT IS EXERCISED AT THE ANNUAL MEETING OF SHAREHOLDERS BY NOTIFYING THE CHAIRMAN OF THE MEETING AT, OR PRIOR TO THE MEETING, OF YOUR INTENTION. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                                 PROXY STATEMENT
                                 ---------------

                               GENERAL INFORMATION
                               -------------------

         This Proxy Statement is furnished to the shareholders of Ohio State Bancshares, Inc. ("Company") in connection with the solicitation of proxies to be used in voting at the Meeting of shareholders to be held on April 9, 1998, at the main office of the Company located at 111 S. Main Street, Marion, Ohio, 43302, at 5:00 p.m. ("Meeting"). The enclosed proxy is solicited by the Board of Directors of the Company. This Proxy Statement and the enclosed form of proxy are first sent or delivered to the Company's shareholders on

         All shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time before they are exercised at the Meeting by filing a written notice with the Secretary of the Company or by delivering to the Secretary of the Company subsequently dated proxies prior to the commencement of the meeting. A written notice of revocation of a proxy should be sent to the Secretary of Ohio State Bancshares, Inc., 111 South Main Street, Marion, Ohio 43302. A previously submitted proxy will also be revoked if a shareholder attends the Meeting and votes in person. In the event a shareholder attends the Meeting and does not wish to have his proxy used, he/she should notify the Secretary of the Company prior to the start of the business meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in favor of each other proposal set forth in this Proxy Statement for consideration at the Meeting.

                                VOTING SECURITIES

         Shareholders of record as of the close of business on February 16, 1998, are entitled to one vote for each share then held. As of February 16, 1998, the Company had 121,200 shares of common stock issued, outstanding and entitled to vote. Shareholders are entitled to one vote for each share of common stock owned as of the record date and have the right, subject to the requirements of advance notice to the Company as provided by law, to vote cumulatively in the election of directors. Cumulative voting permits a shareholder to multiply the number of shares held by the number of directors to be elected, and cast those votes for one candidate or spread those votes among several candidates as he or she deems appropriate. With respect to the election of directors, nominees receiving the highest number of votes, at a duly called and held meeting, will be elected to the Board of Directors.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of 11 members, approximately one-third of whom stand for election each year. The nominees for election will stand for election to a three-year term expiring at the Annual Shareholder's meeting in 2001. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the nominees.

         The following table sets forth for each of the nominees and for each director continuing in office, name, age (as of February 16, 1998), principal occupation(s) during the past five years, the year they first became a director, year of expiration of the proposed or current term as a director, and the number of shares of the Company beneficially owned by such person.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR THE POSITION OF DIRECTOR.

=================================================================================================

                                              Class I
                                             Nominees
                                       (Term to Expire 2001)
                                                                              Shares of
                                                                            Company Stock
                                                                            Beneficially
                                                                 Director    Owned as of     % of
       Name           Age             Occupation                  Since        2-16-98      Class
       ----           ---             ----------                  -----        -------      -----
Samuel J. Birnbaum    81    Director of Real Estate Lodge          1988            600        .50%
                            Keeper, Inc. (Hotel Management)

Lloyd L. Johnston     65    President, Johnston Supply Co.         1989          1,550(2)    1.28%
                            (Wholesale Plumbing Supplies)

F. Winton Lackey      64    Owner, Mid Ohio Packaging Co.          1995            800(1)     .66%

John D. Owens         67    Retired Owner, Owens Electric          1994            400(3)     .33%

                                             Class III
                            Continuing Directors (Term to Expire 2001)

                                                                              Shares of
                                                                            Company Stock
                                                                            Beneficially
                                                                 Director    Owned as of     % of
       Name           Age             Occupation                  Since        2-16-98      Class
       ----           ---             ----------                  -----        -------      -----
Theodore L. Graham    52    Managing Partner, Graham               1991          4,442(4)    3.67%
                            Investment Co. (Warehousing and
                            Real Estate Development)

Lois J. Fisher        49    Owner, Harding Motor Lodge             1994            550(5)     .45%
                            Marion, Ohio (Motel)

Thurman R. Mathews    69    Owner, Mathews, Kennedy Ford           1994          7,135(6)    5.89%
                            Lincoln Mercury, Marion

Fred K. White         64    Division Manager, Ohio Edison          1994            150(7)     .12%
                            (electric utility company)

=================================================================================================

                                             Class II
                            Continuing Directors (Term to Expire 1999)
                                                                              Shares of
                                                                            Company Stock
                                                                            Beneficially
                                                                 Director    Owned as of     % of
       Name           Age             Occupation                  Since        2-16-98      Class
       ----           ---             ----------                  -----        -------      -----
Peter B. Miller       61    President, Pete Miller, Inc.           1997          3,150(8)    2.60%

William H. Harris     57    Banker, Ohio State Bancshares, Inc.*   1995            522(9)     .43%

Gary E. Pendleton     53    Banker, Ohio State Bancshares, Inc.    1990            650        .54%

*Prior to joining Ohio State Bancshares, Inc. in December of 1994, Mr. Harris was an Assistant Vice President for Star Bank from May of 1992 until he joined Ohio State Bancshares, Inc.. Prior to his position with Star Bank Mr. Harris was a mortgage originator for Republic Bank.

================================================================================
Principal Officers and                             19,949              16.46%
Directors as a Group
(11 Persons)

================================================================================

(1)  Includes 750 shares owned jointly with spouse.
(2)  Includes 1,150 shares owned by a controlled company.
(3)  Includes 200 shares owned by spouse.
(4) Includes 4,242 shares owned by partnership of which Mr. Graham is a general partner.
(5)  Includes 500 shares held in a trust of which Ms. Fisher is the Trustee.
(6)  Includes 6,695 shares owned by spouse.
(7)  Includes 150 shares owned by Fred K. White Living Trust
(8)  Includes 3,100 shares held jointly with spouse.
(9) Includes 20 shares jointly owned by spouse, and 452 IRA FBO William H. Harris, DLJSC Custodian.
================================================================================

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's sole business activity is the operation of its subsidiary banking operation The Marion Bank hereinafter referred sometimes individually as "Bank" or collectively with the Company as "Company." The Boards of Directors of the Bank and the Company are comprised of the same persons at the present time. Disclosure of information regarding committees is therefore presented for both the Company and the Bank.

         The Board of Directors of the Company conducts its business through meetings of the Board. During the fiscal year ended December 31, 1997, the Board of Directors of the Company held a total of twelve (12) regular and special meetings. Each director of the Company attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period, with the exception of F. Winton Lackey, who attended 50% of such meetings, Lloyd L. Johnston, who attended 39% of such meetings, and John D. Ownes, who attended 70% of such meetings.

         The following table describes the standing committees of the Board of Directors and identifies the directors serving on each committee as of December 31, 1997. The chairman of each committee is designated by an asterisk (*).

-----------------------------------------------------------------------------------------------------------------
                                                                             Number of
       Board                                                                 Meetings         Directors
     Committee                           Function                            Held-1997         Serving
     ---------                           --------                            ---------         -------
-----------------------------------------------------------------------------------------------------------------
Executive (1)        Has all powers of full board except as delegated to       12         Mathews      Graham
                     other committees.  Subjects reviewed include:                        Johnston     White
                     compensation, corporate decisions, planning,                         Pendleton *
                     nominating decisions, EDP review.
-----------------------------------------------------------------------------------------------------------------
Loan                 Approves new commercial, consumer, and real               8          Miller       Birnbaum
                     estate loans up to $200,000.                                         Fisher       Owens
                                                                                          Lackey       Pendleton*
                                                                                          Harris
-----------------------------------------------------------------------------------------------------------------
Loan Review          Monitors loan portfolio quality by reviewing and          2          Birnbaum     Graham
                     grading existing loans and establishing loan loss                    Mathews      Johnston *
                     reserves.  Recommends revisions to Loan Policy.                      Pendleton    White

-----------------------------------------------------------------------------------------------------------------
Audit                Superintends the yearly Directors Examination and         3          Miller       Fisher
                     Audit of the Company and monitors follow-through                     Mathews      Owens
                     on any corrective measures deemed necessary.  All                    White*
                     serving must be outside directors.
-----------------------------------------------------------------------------------------------------------------

         (1) The Nominating Committee is made up of the Executive Committee members. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any procedures for this purpose. The Executive Committee acting in its capacity as the Nominating Committee held one meeting during fiscal 1997.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION
                 ----------------------------------------------

         The Company is required to provide certain summary information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and the four highest paid executive officers whose base salary and bonus exceeded $100,000, for the fiscal years ended December 31, 1997, 1996, and 1995. As applied to the Company the Company's Chief Executive Officer's compensation is required to be disclosed as follows:

                            SUMMARY COMPENSATION TABLE
                                ANNUAL COMPENSATION
                                                                    All Other
Name and Principal Position      Year    Salary($)  Bonus($)  Compensation($)(1)(2)
-----------------------------------------------------------------------------------
                                 1997    77,500     26,825            13,238
GARY E. PENDLETON, President     1996    73,990     21,500            24,696
Ohio State Bancshares, Inc.      1995    65,283     21,200            18,767
-----------------------------------------------------------------------------------


(1) The Company has provided and plans to continue to provide certain of its executive officers with memberships in various clubs, which are also used primarily for Company business, as well as certain specified life and medical insurance benefits. Portions of the fees and premiums attributable to personal use did not exceed 10 percent of the cash compensation of the Chief Executive Officer.

(2) Includes compensation for attendance at Board meetings while serving as Directors and the Company's 401(k) plan matching amount.

                           CHANGE OF CONTROL AGREEMENT
                           ---------------------------

         Although the Company has no formal written employment contracts, Mr. Pendleton, President and Chief Executive Officer has entered into a "Severance Agreement Due to Change of Control of Ohio State Bancshares, Inc." (the "Change of Control Agreement") with the Company dated August 7, 1991 and amended February 5, 1993. The Change of Control Agreement provides for a payment to Mr. Pendleton of an amount equal to two (2) times his average annual salary during the last five years upon the occurrence of a "Change of Control of the Company. In addition, like payments would be made in the case of an executive's voluntary termination for "good cause" as defined in the Change of Control Agreements including a change in the executive's status, title, position, salary, relocation of the Company's principal executive offices outside a 35 mile radius of Marion or failure to provide comparable benefits to those currently provided. The Change of Control Agreement also provides for the payment of any legal fees by the executive in order to enforce such Change of Control Agreement. Notwithstanding other provisions of the Change of Control Agreement, a termination of the employee "for cause" as defined in the Change of Control Agreement, would not result in the triggering of the severance or termination benefits under the Change of Control Agreement.

         Change of Control of the Company" is defined in the Change of Control Agreement to mean: (i) the acquisition by a person or persons acting in concert with the power to vote 33 percent or more of a class of the Company's voting securities; or (ii) during any period of two (2) consecutive years during the term of the Change of Control Agreements individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease for any reason to constitute at least a majority of the Board, if in the instance mentioned in subparagraphs (i) or (ii), the employment of one of the executives is terminated involuntarily within one year of such change of control.

                          SUPPLEMENTAL RETIREMENT PLAN
                          ----------------------------

         During 1996, the Corporation entered into Executive Indexed Salary Continuation Plan (Supplemental Plan) with Mr. Pendleton. The purpose of the Supplemental Plan is to supplement Mr. Pendleton's retirement income. Pursuant to the terms of the Supplemental Plan, annually the Company will accrue a nonqualified pension benefit for the benefit of Mr. Pendleton in an amount equal to the excess return earned on a Company owned insurance product (the "Policy") over the Bank's average after tax cost of funds expense as reported for the third quarter of each year. At Mr. Pendleton's retirement he will be entitled to receive the accrued deferred benefits in a lump sum cash payment or on an annuity basis. It is impossible to predict the future value of such deferred compensation due to the uncertainty of the future Policy yield. The Policy is currently valued at $84,838 upon which a guaranteed rate of 4% is called for under its terms. For 1996 the Company accrued no expense under the terms of this plan for the benefit of Mr. Pendleton. The benefits accrued under the Supplemental Plan are subject to a vesting schedule except in the case of death, disability or a change of control of the Company.

         In addition, contemporaneously with the adoption of the Supplemental Plan, the Corporation and Mr. Pendleton entered into a Split Dollar Life Insurance Agreement which provides for the payment, to Mr. Pendleton's beneficiaries, of 80% of the net-at-risk insurance portion of an insurance policy purchased by the Corporation in connection with the establishment of the Supplemental Plan. As of December 31, 1996, this Split Dollar Life Insurance Agreement would have provided a death benefit of $924,098 to Mr. Pendleton's beneficiaries. The Corporation purchased life insurance for the purpose of funding its obligations under the Supplemental Plan in the event of Mr. Pendleton's death and as an investment vehicle designed to fund the payments to Mr. Pendleton at retirement


                             DIRECTORS' COMPENSATION
                             -----------------------

         Directors are paid $200 per month and $100 per month is retained and paid at year end provided Board attendance is not less than 75%. The Chairman of the Board receives $250 per month and $125 per month is retained and paid at year end provided Board attendance is not less than 75%.

                              CERTAIN TRANSACTIONS

         Some of the directors of the Company, as well as the companies with which such directors are associated, are customers of, and have had transactions with the Company (through The Marion Bank) in the ordinary course of the Company's business in 1997. These transactions consisted of extensions of credit in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. In the opinion of management of the company an its subsidiaries, these transactions do not involve more than normal risk of collectibility or present other unfavorable features.

         The Company, through is subsidiary, expects to have in the future, banking transactions, in the ordinary course of its business with directors, officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectibility or present other unfavorable features.


                                   PROPOSAL II

                    RATIFICATION OF THE SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Crowe, Chizek and Company LLP, independent public accountants, to serve as auditors for the current fiscal year, subject to ratification of shareholders.

         During fiscal year 1997, Crowe, Chizek and Company LLP provided outside audit and accounting services as well as tax preparation services. All fees were preapproved in the fiscal budget process by the Audit Committee and the Board of Directors. In the opinion of management, the nonaudit services performed by Crowe, Chizek and Company LLP in fiscal 1997 had no effect on the independence of audit services provided.

         Representatives of Crowe, Chizek and Company LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         The ratification of the auditors must be approved by a majority of the votes cast by the shareholders of the Company at the Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP FOR AUDITORS.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Federal Deposit Insurance Corporation. Officers, Directors and greater than ten percent shareholders are required by FDIC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company or written representations that no Form 5s, (Annual Statement of Beneficial Ownership of Securities) were required, the Company believes that during 1997 all Section 16(a) filing requirements applicable to its officers and Directors were complied with, except for a single late filing on Form 4 with respect to a single transaction by Mr. Harris. The Company has no shareholders who are ten percent beneficial owners.

                              SHAREHOLDER PROPOSALS

         Any proposals to be considered for inclusion in the proxy material to be provided to shareholders of the Company for its next Meeting, to be held in 1998, must be made by a qualified shareholder and must be received by the Company no later than November 20, 1998.

                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Corporation's 1997 report filed with the Securities and Exchange Commission, on Form 10-KSB, is available without charge to shareholders. Address all requests, in writing, for this document to Mr. Gary Pendleton, President, Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302.


                                         By Order of the Board of Directors of
                                         Ohio State Bancshares, Inc.

                                         /s/ Gary Pendleton

                                         Gary Pendleton, President

                           PROXY FOR ANNUAL MEETING OF
                           OHIO STATE BANCSHARES, INC.
                                  MARION, OHIO

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of Ohio State Bancshares, Inc., Marion, Ohio, do hereby nominate, constitute, and appoint Lois J. Fisher, Peter B. Miller, Samuel J. Birnbaum and William H. Harris or any one of them (with full power of substitution for me and in my name, place and stead) to vote all the common stock of said Corporation, standing in my name on its books on February 16, 1998, at the Annual Meeting of its shareholders to be held at the main office of Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302, on April 9, 1998 at 5:00 p.m. (local time), or any adjournments thereof with all the powers the undersigned would possess if personally present as follows:

1. To elect four (4) members of Class I (term to expire 2001) to the Board of Directors.


Samuel J. Birnbaum
Lloyd L. Johnston
F. Winton Lackey
John D. Owens

  For All Nominees      Withhold Authority  (INSTRUCTION:  TO WITHHOLD AUTHORITY
(Except as marked to       To Vote For      TO VOTE FOR ANY INDIVIDUAL
   the contrary)           All Nominees     DIRECTOR(S), STRIKE A LINE THROUGH
                                            THE NOMINEE'S'S NAME.
        [ ]                     [ ]


2. To ratify the appointment of Crowe Chizek and Company as the Bank's independent auditors.

                [ ]  For           [ ]  Against           [ ]  Abstain

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE ABOVE NOMINEES UNLESS OTHERWISE MARKED AND "FOR" THE PROPOSITIONS LISTED ABOVE UNLESS "AGAINST" OR "ABSTAIN" IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

The Board of Directors recommends a vote "FOR" the propositions. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.


            --------------------------------------------------------

                                  INSERT LABEL

            --------------------------------------------------------


-------------------------------------    ---------------------------------------
       (STOCKHOLDER SIGNATURE)                           (DATE)

-------------------------------------    ---------------------------------------
       (STOCKHOLDER SIGNATURE)                           (DATE)


Please Print Name
                  ---------------------------------------------

Please Print Number of Shares
                              ---------------------------------

(WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.)

                       PLEASE SIGN AND RETURN IMMEDIATELY